UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2018

DOMINO’S PIZZA, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32242	38-2511577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan		48106
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Domino’s Pizza, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.

General

On April 24, 2018, Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), completed a previously announced refinancing transaction by issuing $825 million aggregate principal amount of fixed rate notes consisting of $425 million Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I (the “2018-1 Class A-2-I Notes”) and $400 million Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II (the “2018-1 Class A-2-II Notes,” and together with the 2018-1 Class A-2-I Notes, the “2018-1 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended.

The 2018-1 Notes were issued pursuant to (i) the Amended and Restated Base Indenture, dated March 15, 2012, as amended by the First Supplement thereto, dated September 16, 2013 (“the First Supplement”), the Second Supplement thereto, dated October 21, 2015 (the “Second Supplement”), the Third Supplement thereto, dated October 21, 2015 (the “Third Supplement”), and the Fourth Supplement thereto, dated July 24, 2017 (the “Fourth Supplement”) (the Amended and Restated Base Indenture as amended by the First Supplement, the Second Supplement, the Third Supplement and the Fourth Supplement being referred to herein collectively as the “Base Indenture”) and (ii) the Series 2018-1 Supplement thereto, dated April 24, 2018 (the “Series 2018-1 Supplement”), in each case entered into by and among the Co-Issuers and Citibank, N. A., as the trustee (the “Trustee”) and the securities intermediary thereunder. The Base Indenture allows the Co-Issuers to issue additional series of notes subject to certain conditions set forth therein, and the Base Indenture, together with the 2018-1 Series Supplement and any other supplemental indenture to the Base Indenture, is referred to herein as the “Indenture”.

The 2018-1 Notes are part of a securitization transaction initiated with the issuance and sale of certain senior secured notes by the Co-Issuers in 2012, pursuant to which substantially all of the Company’s revenue-generating assets, consisting principally of franchise-related agreements, product distribution agreements and related assets, its intellectual property and license agreements for the use of its intellectual property, are held by the Co-Issuers and certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as guarantors of the notes issued by the Co-Issuers. The Co-Issuers and the Guarantors referred to below under “Guarantees and Collateral” have pledged substantially all of their assets to secure the notes issued pursuant to the Indenture.

2018-1 Notes

While the 2018-1 Notes are outstanding, scheduled payments of principal and interest are required to be made on the 2018-1 Notes on a quarterly basis. The payment of principal of the 2018-1 Notes may be suspended if the leverage ratios for the Company and its subsidiaries and for the Securitization Entities (defined below) is less than or equal to 5.0x.

The legal final maturity date of the 2018-1 Notes is in July of 2048. If the Co-Issuers have not repaid or refinanced the 2018-1 Notes prior to October of 2025, in the case of the 2018-1 Class A-2-I Notes, and July of 2027, in the case of the 2018-1 Class A-2-II Notes, additional interest will accrue thereon in an amount equal to the greater of (i) 5.00% per annum and (ii) a per annum interest rate equal to the amount, if any, by which (i) the sum of the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2018-1 anticipated repayment date of the United States Treasury security having a term closest to 10 years, plus 5.00%, plus (A) with respect to the Series 2018-1 Class A-2-I Notes, 1.30% and (B) with respect to the Series 2018-1 Class A-2-II Notes, 1.50% exceeds (ii) the original interest rate with respect to such tranche.

The 2018-1 Notes are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Amended and Restated Guarantee and Collateral Agreement, dated March 15, 2012 (the “Guarantee and Collateral Agreement”), among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as a guarantor of the 2018-1 Notes (collectively, the “Guarantors”), in favor of the Trustee, the Guarantors guarantee the obligations of the Co-Issuers under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

The 2018-1 Notes are secured by a security interest in substantially all of the assets of the Co-Issuers and the Guarantors (collectively, the “Securitization Entities”). The 2018-1 Notes are obligations only of the Co-Issuers pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the 2018-1 Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the Securitization Entities entered into an amended and restated management agreement dated March 15, 2012 (the “Amended and Restated Management Agreement”), entered into by and among the Securitization Entities, Domino’s Pizza LLC, as manager, and the Trustee, as amended by the Amendment No. 1 dated as of October 21, 2015 to the Amended and Restated Management Agreement (the “Amendment No. 1 Management Agreement”) and by the Amendment No. 2 dated as of July 24, 2017 to the Amended and Restated Management Agreement (the “Amendment No. 2 Management Agreement” and, together with the Amended and Restated Management Agreement and Amendment No. 1 Management Agreement, the “Management Agreement”), in each case entered into by and among the Securitization Entities, Domino’s Pizza NS Co., Domino’s Pizza LLC, as manager, and the Trustee. Domino’s Pizza LLC acts as the manager with respect to the Securitized Assets. The primary responsibilities of the manager are to perform certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. Domino’s Pizza NS Co. performs all services for Domino’s Pizza Canadian Distribution ULC, which conducts the distribution business in Canada.

Covenants and Restrictions

The 2018-1 Notes are subject to a series of covenants and restrictions customary for transactions of this type, including as set forth in the Parent Company Support Agreement dated as of March 15, 2012 (the “Original Parent Company Support Agreement”), as amended by the Amendment No. 1 dated as of October 21, 2015 to the Parent Company Support Agreement (the “Amendment No. 1 Parent Company Support Agreement” and together with the Original Parent Company Support Agreement, the “Parent Company Support Agreement”), in each case entered into by and among the Company and the Trustee.

These covenants and restrictions include (i) that the Co-Issuers maintain specified reserve accounts to be used to make required payments in respect of the 2018-1 Notes, (ii) provisions relating to optional and mandatory prepayments, including mandatory prepayments in the event of a change of control (as defined in the Series 2018-1 Supplement) and the related payment of specified amounts, including specified make-whole payments in the case of the 2018-1 Notes under certain circumstances, (iii) certain indemnification payments in the event, among other filings, the transfers of the assets pledged as collateral for the 2018-1 Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters. The 2018-1 Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to failure to maintain stated debt service coverage ratios, the sum of global retail sales for all stores being below certain levels on certain measurement dates, certain manager termination events, an event of default and the failure to repay or refinance the 2018-1 Notes on the scheduled maturity date. Rapid amortization events may be cured in certain circumstances, upon which cure, regular amortization will resume. The 2018-1 Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the 2018-1 Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective and certain judgments.

Use of Proceeds

A portion of the net proceeds of the offering of the 2018-1 Notes will be used to make a deposit with Citibank, N.A. as trustee in trust for the benefit of the holders of the Series 2015-1 Class A-2-I Notes previously issued under the Base Indenture, for the repayment in full of $490.1 million in aggregate principal amount of 2015-1 Class A-2-I Notes at par, which repayment is expected to occur on April 27, 2018. The Co-Issuers may also use the net proceeds of the offering to (i) pre-fund a portion of the principal and interest payable on the 2018-1 Notes, (ii) repay all or a portion of the Series 2017-1 Class A-1 Notes previously issued under the Base Indenture (which repaid amounts may subsequently be reborrowed) and (iii) pay fees and expenses related to the offering of the 2018-1 Notes. Any additional net proceeds will be distributed up to Domino’s Pizza, Inc. to be used for general business purposes, which may include distributions to holders of common stock, other equivalent payments and stock repurchases.

Following the refinancing transaction, including the repayment of the Series 2015-1 Class A-2-I Notes, there will be approximately $784 million in aggregate principal amount of Series 2015-1 Class A-2-II Notes outstanding under the Base Indenture, approximately $1,886 million in aggregate principal amount of Series 2017-1 Class A-2 Notes outstanding under the Base Indenture, approximately $825 million in outstanding principal amount of 2018-1 Class A-2 Notes, and approximately $8 million in capital lease obligations of the Company. In addition, in connection with the Series 2017-1 Class A-1 Notes previously issued under the Base Indenture, the Co-Issuers have access to a $175 million revolving financing facility, under which approximately $46.7 million in letters of credit and approximately $80 million in principal amount are currently outstanding.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Amended and Restated Base Indenture, dated March 15, 2012, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on March 19, 2012, the First Supplement, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Second Supplement, the form of which is attached as Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on October 22, 2015, the Third Supplement, the form of which is attached as Exhibit 4.3 to the Current Report on Form 8-K filed by the Company on October 22, 2015, the Fourth Supplement, the form of which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on July 25, 2017, the Guarantee and Collateral Agreement, the form of which is attached as Exhibit 10.2, to the Current Report on Form 8-K filed by the Company on March 19, 2012, the Amended and Restated Management Agreement, the form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on March 19, 2012, Amendment No. 1 Management Agreement, the form of which is attached as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Amendment No. 2 Management Agreement, the form of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 25, 2017, the Original Parent Company Support Agreement, the form of which is attached as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on October 22, 2015, Amendment No. 1 Parent Company Support Agreement, the form of which is attached as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company on October 22, 2015, and the Series 2018-1 Supplement, the form of which is attached as Exhibit 4.1 hereto, and each of which are hereby incorporated herein by reference. Interested parties should read the documents in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1 hereto includes certain historical and pro forma financial information of the Company related to the securitization transaction.

Item 8.01	Other Events.

In connection with the issuance and sale of the 2018-1 Notes, the Co-Issuers entered into a purchase agreement (the “Purchase Agreement”), dated April 18, 2018, by and among the Co-Issuers, the Company, Domino’s Pizza LLC, Domino’s, Inc., the guarantors party thereto and Guggenheim Securities, LLC, as representative of the initial purchasers named in Schedule I thereto. A copy of the Purchase Agreement is filed as Exhibit 1.1 hereto.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains various forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. The following cautionary statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act. You can identify forward-looking statements by the use of words such as “anticipates,” “believes,” “could,” “should,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “predicts,” “projects,” “seeks,” “approximately,” “potential,” “outlook” and similar terms and phrases that concern our strategy, plans or intentions, including references to assumptions. These forward-looking statements address various matters including the terms of the Company’s refinancing transactions. While we believe these expectations and projections are based on reasonable assumptions, such forward-looking statements are inherently subject to risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from our expectations are more fully described in our other filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our annual report on Form 10-K. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of various factors, including but not limited to: our substantial indebtedness and our ability to incur additional indebtedness or refinance that indebtedness in the future; our future financial performance and our ability to pay principal and interest on our indebtedness. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this current report on Form 8-K might not occur. All forward-looking statements speak only as of the date of this current report on Form 8-K and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we will not undertake and specifically decline any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date of this current report on Form 8-K, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the forward-looking statements included in this current report on Form 8-K or that may be made elsewhere from time to time by, or on behalf of, us. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In furnishing such information, we make no admission as to the materiality of any such information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated April 18, 2018, by and among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC, Domino’s IP Holder LLC, Domino’s Pizza, Inc., Domino’s Pizza LLC, Domino’s, Inc., the guarantors party thereto and Guggenheim Securities, LLC, as representative of the initial purchasers named in Schedule I thereto.

4.1	Supplemental Indenture, dated as of April 24, 2018, among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2018-1 4.116% Fixed Rate Senior Secured Notes, Class A-2-I and Series 2018-1 4.328% Fixed Rate Senior Secured Notes, Class A-2-II, and Citibank, N.A., as Trustee and Securities Intermediary.

99.1	Certain Historical and Pro Forma Financial Information of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

By:	/s/ Jeffrey D. Lawrence
	Name:	Jeffrey D. Lawrence
	Title:	Chief Financial Officer

Date: April 25, 2018